EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT
                            ------------------------

         This Agreement is entered into this 11th day of June, 1997 by and between Rustown Homes, Inc. ("Rustown") and Tatonka Energy, Inc. ("Tatonka").

         Whereas, Crescent Contractors, Inc. is a wholly owned subsidiary of Tatonka, and

         Whereas, Rustown desires to purchase 100% of the stock of Crescent Contractors, Inc.,

         Both parties agree to the following:

         Rustown will pay the sum total of $414.00, which represents the full amount of expenditures Tatonka has expended on behalf of Crescent Contractors, Inc., to Tatonka.

         Tatonka hereby relinquishes 100% of the stock of Crescent Contractors, Inc. to Rustown.


         Both parties agree to all the terms above.



         /s/ Gaylord Hall                                       6/11/97
    ----------------------------                                --------
       Rustown Homes, Inc.                                       Date



         /s/ R. A. Green, Sr.                                   6/11/97
    ----------------------------                                -------
       Tatonka Energy, Inc.                                      Date


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